THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 25, 2026, is entered into by and among Bandwidth Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent entered into that certain Credit Agreement, dated as of August 1, 2023 (as amended, restated, modified, supplemented or extended from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to make certain modifications to the terms and provisions thereof, as more particularly described in Section 2 below; and

WHEREAS, the Lenders have agreed to make such amendments and other modifications to the terms and provisions of the Credit Agreement, on the terms, and subject to the conditions, set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals; Definitions. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as amended by this Amendment or as in effect immediately prior to the effectiveness of this Amendment, as the context may require).

2.    Amendments to Credit Agreement. Section 7.06(j) is hereby amended and restated to read, in its entirety, as follows:

(j)    in addition to Restricted Payments otherwise expressly permitted by this Section 7.06, any Restricted Payments in an aggregate amount not to exceed the greater of (i) $40,000,000 and (ii) 20% of TTM Consolidated EBITDA in any fiscal year of the Borrower so long as after giving effect thereto on a pro forma basis, the Consolidated Senior Secured Leverage Ratio shall be at least 0.50 to 1.00 (a “half-turn”) inside the maximum Consolidated Senior Secured Leverage Ratio then required pursuant to Section 7.01(a), calculated based on the most recent period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Sections 6.01(a) and (b);
3.    Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party, the Administrative Agent and by Lenders constituting the Required Lenders.

4.    Fees and Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees, charges and disbursements of Haynes and Boone, LLP.
5.    Miscellaneous.

(a)    Each of the Loan Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents, (iii) agrees that (A) except to the extent expressly set forth herein, all of the terms and conditions of each of the Loan Documents to which it is party and its obligations thereunder shall remain unchanged and in full force and effect according to the terms thereof and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or any other Loan Document and (iv) affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties and agrees that this Amendment does not adversely affect or impair such Liens and security interests in any manner.

(b)    Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby.

(c)    Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) the execution, delivery and performance by such Loan Party of this Amendment is within its corporate or limited liability powers, as applicable, (iii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legally valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (iv) no material consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment, except for those that have been obtained or made, as applicable, and remain in full force and effect as of the date hereof, (v) the execution, delivery and performance by such Loan Party of this Amendment do not violate any Requirement of Law or any material Contractual Obligation of such Loan Party or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Collateral Documents), (vi) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement and in each other Loan Document are (A) with respect to representations and warranties that contain a materiality qualification, true and correct, and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case, on and as of the date hereof, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects (or all respects, as applicable) as of such earlier date and (vii) as of the date hereof, no event has occurred and is continuing which constitutes a Default or an Event of Default and no Default or Event of Default will exist after giving effect to this Amendment.

(d)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The terms of Section 11.18 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(e)    This Amendment shall be deemed to be, and is, a “Loan Document”.

(f)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                BANDWIDTH INC.,
a Delaware corporation

By: /s/ Daryl Raiford
Name: Daryl Raiford
Title: Chief Financial Officer

GUARANTORS:            BANDWIDTH.COM CLEC, LLC,
a Delaware limited liability company

By: /s/ Daryl Raiford
Name: Daryl Raiford
Title: Chief Financial Officer

OHANA CHILD DEVELOPMENT, LLC,
a Delaware limited liability company

By: /s/ Daryl Raiford
Name: Daryl Raiford
Title: Chief Financial Officer

THIRD AMENDMENT TO CREDIT AGREEMENT
BANDWIDTH

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
    as Administrative Agent

By: /s/ Dianna Benner
Name: Dianna Benner
Title: AVP

THIRD AMENDMENT TO CREDIT AGREEMENT
BANDWIDTH

LENDERS:    BANK OF AMERICA, N.A.,
    as a Lender, L/C Issuer and Swingline Lender

By: /s/ Mike McKenzie
Name: Mike McKenzie
Title: Authorized Signatory

THIRD AMENDMENT TO CREDIT AGREEMENT
BANDWIDTH

WELLS FARGO BANK, NATIONAL ASSOCIATION,
    as a Lender

By: /s/ Denis Waltrich
Name: Denis Waltrich
Title: Executive Director

THIRD AMENDMENT TO CREDIT AGREEMENT
BANDWIDTH